DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

      The Lexington International Fund fell 10.7%* during the fourth quarter and returned 1.6%* for 1997. According to Lipper Analytical Services, Inc. the average international fund declined 7.7% for the quarter and appreciated 5.5% for the year. The unmanaged Morgan Stanley Capital International EAFE Index saw a 7.8% drop during the fourth quarter. The unmanaged EAFE Index advanced 1.8% for all of 1997.

      The Fund underperformed due to sharp declines in international markets in the fourth quarter. Asian turmoil impacted cyclical shares of which the Fund had a relatively high concentration. Given the long term nature and seriousness of the Asian meltdown cyclical positions were dramatically reduced. On a positive note, sharp corrections in Japanese and other Asian equities were largely avoided due to the Fund's low weighting in this region.

      The current investment environment is quite volatile. The Asian contagion has not been resolved and the situation remains very serious, with many economies in the region likely to experience a severe negative GDP growth in 1998. Compounding the problem is a weak Japanese economy, which is bordering on slipping into a recession. China will also prove very important. A relatively strong currency and shrinking export markets will cause a sharp slowdown in China's economy. If China were to devalue its currency, a new round of competitive devaluations could be set in motion.

      The Fund continues to favor European equities. European companies should enjoy high productivity levels for years to come as companies restructure. Rising productivity will drive strong earnings growth even within a modest economic growth scenario. Within Europe, cyclical shares are now a small proportion of the Fund as we fear that the Asian economic weakness will particularly hurt cyclical business in Europe and throughout the world. Favored stocks are those in defensive sectors--food and beverage, utilities, and pharmaceuticals.

      Japanese stocks now provide outstanding value, although the outlook for the Japanese economy remains poor. However, sentiment in Japan, already very negative, is discounted in current stock prices. Retail and housing stocks are especially cheap. Many have net cash on their balance sheets and trade at steep discounts to book value. If the government announces additional fiscal stimulus measures, these stocks will be re-rated sharply higher. Emerging markets remain unattractive with the exception of Asia. Obviously, given the collapse of Asian stock and currency markets, opportunities are now available. Positions in export and cash rich companies will be added in this region. Latin America will suffer as falling commodity prices weaken government budgets and foreign trade accounts. Vulnerable currencies and high interest rates will slow economic activity in Latin America, and earnings disappointments will be a major risk to equities.

      In conclusion, 1997 was a tale of two regions, strong returns in the west and sharp declines in the east. Although the outlook for western markets remains positive, returns cannot be expected to follow the strong path of the past few years. Asian problems will become the world's, and this will limit returns in Europe and the Americas. However, given the enormous declines in Asia, investors have an opportunity to reap high returns in this region over the next few years and your fund will selectively build positions in this area while maintaining a more defensive stance in the emerging markets, concentrating on those companies and industries that will benefit from corporate restructuring themes.

                                      Sincerely,




/s/ Richard T. Saler                                     /s/ Robert M. DeMichele
---------------------------                              -----------------------
    Richard T. Saler                                         Robert M. DeMichele
    Portfolio Manager                                        President
    February, 1998                                           February, 1998

--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     LEXINGTON INTERNATIONAL FUND, INC. AND
        THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAO (EAFE) INDEX


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


                    Lexington
Year              International          EAFE
                       Fund
======================================================
1/3/94               $10,000            $10,000
12/31/94             $10,587            $10,778
12/31/95             $11,198            $11,986
12/31/96             $12,717            $12,711
12/31/97             $12,922            $12,937


                      AVERAGE ANNUAL STANDARD TOTAL RETURNS
                         FOR THE PERIOD ENDED 12/31/97
FUND/INDEX               1 YEAR         SINCE INCEPTION
                                             1/3/94
----------               ------         ---------------
Lexington International
Fund                      1.61%                6.63%

MSCI-(EAFE) Index         1.78%                6.65%


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index. Results for the FUnd and the Morgan Stanley Capital International (EAFE) Index include the reinvestment of all dividend and capital gain distributions. The FUnd commenced operations on 1/3/94. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future market results.

--------------------------------------------------------------------------------

*1.61% and 6.63% are the one year and since commencement (1/3/94) average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON  INTERNATIONAL  FUND,  INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
 December 31,1997

NUMBER                                         VALUE
SHARES               SECURITY                 (NOTE 1)
--------------------------------------------------------------------------------

              COMMON STOCK: 84.1%

              AUSTRALIA: 4.1%
  322,400     Foster's Brewing Group, Ltd..$    613,389
   47,406     QBE Insurance Group, Ltd. ...     213,344
                                           ------------

                                                826,733
                                           ------------
              AUSTRIA: 3.3%
    2,900     Boehler - Uddeholm AG .......     169,748
    2,550     Wienerberger
                Baustoffindustrie AG ......     488,801
                                           ------------
                                                658,549
                                           ------------
              BELGIUM: 2.1%
    1,790     Electrabel S.A. .............     414,044
                                           ------------

              CANADA: 7.1%
   10,100     Bombardier, Inc. "B" ........     207,502
   10,700     Hudson's Bay Company ........     238,148
   24,600     Imax Corporation2 ...........     535,050
   19,500     Tarragon Oil & Gas, Ltd.2 ...     152,619
   57,600     Yogen Fruz World-Wide, Inc.2.     283,770
                                           ------------
                                              1,417,089
                                           ------------
              FRANCE: 5.6%
    2,080     Alcatel Alsthom .............     264,501
    2,800     Axa-UAP .....................     216,754
    5,300     Elf Aquitaine S.A. (ADR) ....     310,713
    1,930     Sidel S.A. ..................     128,007
   13,500     Usinor ......................     195,009
                                           ------------
                                              1,114,984
                                           ------------
              GERMANY: 5.9%
    1,900     Allianz AG ..................     492,424
    7,400     Deutsche Bank AG ............     522,679
    2,100     Hoechst AG ..................      73,580
    7,500     Rofin - Sinar Technologies,
                Inc.2 .....................      90,938
                                           ------------
                                              1,179,621
                                           ------------

              HONG KONG: 0.6%
  280,000     JCG Holdings, Ltd. ..........     120,156
                                           ------------

              HUNGARY: 0.2%
    1,000     Zalakeramia Rt. .............      46,421
                                           ------------

              INDONESIA: 1.3%
   67,000     PT Hanjaya Mandala Sampoerna.      50,602
  200,500     PT Tambang Timah ............     215,284
                                           ------------
                                                265,886
                                           ------------

              IRELAND: 4.1%
   26,300     Allied Irish Banks Plc ......     254,906
    7,800     Elan Corporation Plc (ADR)2 .     399,263
   34,000     Ryanair Holdings Plc2 .......     161,376
                                           ------------
                                                815,545
                                           ------------

  NUMBER OF                                      VALUE
   SHARES                SECURITY              (NOTE 1)
--------------------------------------------------------------------------------


              ITALY: 0.9%
   27,300     Telecom Italia SpA ..........$    174,733
                                           ------------

              JAPAN: 7.1%
    4,700     Acom Company, Ltd. ..........     260,265
    5,800     Amway Japan, Ltd. ...........     111,520
    4,000     Doutor Coffee Company, Ltd. .     103,060
    2,200     Maruco Company, Ltd. ........      12,013
   16,000     Mitsubishi Estate Company, ..     174,741
   21,000     Mitsui Fudosan Company, Ltd..     203,505
   99,000     Nippon Steel Corporation ....     146,953
    2,100     Sony Corporation ............     187,354
    2,100     Tiemco, Ltd. ................      21,320
   18,000     Toshiba Corporation .........      75,172
   19,000     Yamato Kogyo Company, Ltd. ..     114,712
                                           ------------
                                              1,410,615
                                           ------------

              MALAYSIA: 0.8%
   46,000     Highlands and Lowlands Bhd ..      47,036
   44,000     Kuala Lumpur Kepong Bhd .....      94,390
   46,000     Magnum Corporation Bhd ......      27,653
                                           ------------
                                                169,079
                                           ------------

              NETHERLANDS: 0.2%
    1,200     Koninklijke Ahrend Groep NV .      37,707
                                           ------------

              NEW ZEALAND: 1.8%
  274,800     Brierley Investments, Ltd. ..     196,263
   81,300     Fletcher Challenge Building .     166,169
                                           ------------
                                                362,432
                                           ------------

              NORWAY: 2.0%
   22,600     Saga Petroleum AS ...........     389,328
                                           ------------

              PHILIPPINES: 0.5%
  836,300     C & P Homes, Inc. ...........      49,467
  107,500     Ionics Circuit, Inc. ........      44,456
                                           ------------
                                                 93,923
                                           ------------

              POLAND: 0.2%
      752     Wedel S.A. ..................      38,614
                                           ------------

              SINGAPORE: 0.5%
   35,000     Keppels Fels Limited ........      97,630
                                           ------------

              SPAIN: 2.8%
    5,500     Adolfo Dominguez S.A.2 ......     159,679
    3,200     Banco Popular Espanol .......     223,599
    2,200     Tele Pizza S.A. (2) .........     177,541
                                           ------------
                                                560,819
                                           ------------

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31,1997 (continued)

  NUMBER OF                                        VALUE
   SHARES                SECURITY                 (NOTE 1)
--------------------------------------------------------------------------------

              SWEDEN: 6.6%
   24,900     Castellum AB2 ..................$     247,922
   45,600     Fastighets AB Hufvudstaden .....      175,288
   26,000     Industrial & Financial Systems,
                IFS AB1,2 ....................      180,229
   10,200     Skandinaviska Enskilda Banken ..      129,198
    8,400     SKF AB .........................      178,918
  124,000     Swedish Match AB ...............      414,148
                                               ------------
                                                  1,325,703
                                               ------------

              SWITZERLAND: 6.3%
      175     Nestle AG ......................      262,641
      290     Novartis AG ....................      471,221
      340     Rentenanstalt- Societe Suisse
                Assurances Vie ...............      267,375
      350     Saurer AG2 .....................      254,362
                                               ------------


                                                  1,255,599
                                               ------------

              UNITED KINGDOM: 20.1%
  127,900     Aegis Group Plc ................      144,156
   17,700     Beazer Group Plc ...............       47,035
   25,400     Capita Group Plc ...............      154,217
   23,600     D.F.S. Furniture Company Plc ...      200,370
  130,500     George Wimpey Plc ..............      227,608
   18,100     Glaxo Welcome Plc ..............      428,261
   18,300     Harvey Nichols Plc .............       57,963
    8,000     Oriflame International S.A. ....       58,576
   19,800     PizzaExpress Plc ...............      244,342
   62,800     Polypipe Plc ...................      181,346
   23,100     Provident Financial Plc ........      302,930
   46,800     Regent Inns Plc ................      253,731
   19,700     Royal Bank of Scotland Group Plc      252,184
   13,360     RTZ Corporation Plc ............      164,649
   67,000     Tomkins Plc ....................      313,087
   16,200     United Utilities Plc ...........      209,246
   45,800     Vodafone Group Plc .............      334,219
   29,500     Whitbread Plc ..................      428,845
                                               ------------
                                                  4,002,765
                                               ------------

              TOTAL COMMON STOCK
              (cost $16,628,933) .............   16,777,975
                                               ------------

NUMBER OF SHARES
     OR                                           VALUE
PRINCIPAL AMOUNT         SECURITY                (NOTE 1)
--------------------------------------------------------------------------------

              PREFERRED STOCK: 1.2%

              CHILE: 0.6%
    8,300     Banco Santander (ADR) .......... $    117,238
                                               ------------

              GERMANY: 0.6%
      346     Sto AG .........................      125,080
                                               ------------

              TOTAL PREFERRED STOCK
              (cost $288,346) ................      242,318
                                               ------------

              SHORT-TERM INVESTMENT: 15.0%

              U.S. GOVERNMENT AGENCY
              OBLIGATION
$3,000,000    Federal Home Loan Mortgage
                Corp., 4.75%, due 1/2/98
                (cost $2,999,604) ............    2,999,604
                                               ------------

              TOTAL INVESTMENTS: 100.3%
              (cost $19,916,883+) (Note 1) ...   20,019,897

              Liabilities in excess of other
                assets: (.3%) ................      (70,780)
                                               ------------

              TOTAL NET ASSETS: 100.0%
                (equivalent to $10.10 per
                share on 1,975,043 shares
                outstanding) ................. $ 19,949,117
                                               ============

   1 Restricted Security (Note 8).
   2 Non-income producing security.
   ADR - American Depository Receipt.
   + Aggregate cost for Federal income tax purposes is $20,015,669.

                             ----------------------

At December 31, 1997, the composition of the Fund's net assets by industry was as follows:

Banking ............................            7.5%
Capital Equipment ..................            5.8
Construction & Housing .............            1.6
Consumer Durable Goods .............            1.1
Consumer Non-durable Goods .........           11.6
Electrical & Electronics ...........            1.5
      Energy Sources ...............            4.3
Financial Services .................            9.4%
Health &Personal Care ..............            6.8
Materials ..........................           10.4
Merchandising ......................            5.4
Multi-Industry .....................            2.7
Real Estate ........................            4.0
Services ...........................            5.4
Telecommunications .................            3.9%
Transportation .....................            0.8
U.S. Government
  Agency Obligation ................           15.0
Utilities ..........................            3.1
Other Liabilities ..................           (0.3)
                                              -----
  Total Net Assets .................          100.0%
                                              =====

    The Notes to Financial Statements are an integral part of this statement.


LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $19,916,883) (Note 1) ..................................   $ 20,019,897
Cash ...............................................................................         33,198
Receivable for investment securities sold ..........................................         89,795
Receivable for shares sold .........................................................          2,125
Dividends and interest receivable ..................................................         22,645
Foreign taxes recoverable ..........................................................         17,124
Unrealized gain on open forward contracts (Note 7) .................................         93,458
Deferred organization expense, net (Note 1) ........................................         12,213
                                                                                       ------------
       Total Assets ................................................................     20,290,455
                                                                                       ------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ...................................         36,125
Payable for investment securities purchased ........................................         75,867
Payable for shares redeemed ........................................................          2,906
Distributions payable ..............................................................        190,060
Accrued expenses ...................................................................         36,380
                                                                                       ------------
       Total Liabilities ...........................................................        341,338
                                                                                       ------------
NET ASSETS (equivalent to $10.10 per share on 1,975,043 shares outstanding) (Note 4)   $ 19,949,117
                                                                                       ============

NET ASSETS consist of:
Capital stock -- authorized 500,000,000 shares,
 $.001 par value per share .........................................................   $      1,975
Additional paid in capital (Note 1) ................................................     19,980,314
Distributions in excess of net investment income (Note 1) ..........................        (81,791)
Accumulated net realized loss on investments and foreign currency holdings (Note 1)        (144,602)
Unrealized appreciation on investments and foreign currency holdings ...............        193,221
                                                                                       ------------
       TOTAL NET ASSETS ............................................................   $ 19,949,117
                                                                                       ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
Dividends ...........................................................   $ 434,624
Interest ............................................................     100,643
                                                                        ---------
                                                                          535,267
Less: foreign tax expense ...........................................      54,249
                                                                        ---------
         Total investment income ....................................                   $ 481,018

EXPENSES
   Investment advisory fee (Note 2) .................................     210,897
   Custodian expense ................................................      73,087
   Transfer agent and shareholder servicing expense (Note 2) ........      29,663
   Printing and mailing expenses ....................................      28,778
   Accounting expenses (Note 2) .....................................      22,987
   Registration fees ................................................      18,553
   Distribution expense (Note 3) ....................................      15,399
   Directors' fees and expenses .....................................      15,271
   Professional fees ................................................      13,960
   Amortization of organization costs (Note 1) ......................       9,635
   Computer processing fees .........................................       6,550
   Other expenses ...................................................       9,684
                                                                        ---------
      Total expenses ................................................     454,464
      Less: expenses recovered under contract with
         investment adviser (Note 2) ................................      85,093         369,371
                                                                        ---------      ----------
      Net investment income .........................................                     111,647

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5)
Net realized gain on:
      Investments ...................................................   1,415,864
      Foreign currency transactions .................................     108,486
                                                                        ---------
         Net realized gain ..........................................                   1,524,350

Net change in unrealized appreciation on:
      Investments ...................................................  (1,451,348)
      Foreign currency translation of other assets and liabilities ..     105,051
                                                                        ---------
         Net change in unrealized appreciation ......................                  (1,346,297)
                                                                                       ----------
           Net realized and unrealized gain .........................                     178,053
                                                                                       ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                  $  289,700
                                                                                       ==========

    The Notes to Financial Statements are an integral part of this statement.


LEXINGTON INTERNATIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996
                                                                                        1997            1996
                                                                                   ------------    ------------
Net investment income (loss) ...................................................   $    111,647    $    (73,734)
Net realized gain from investments and foreign currency transactions ...........      1,524,350       2,161,800
Net change in unrealized appreciation of investments
   and foreign currency translation ............................................     (1,346,297)        377,550
                                                                                   ------------    ------------
      Net increase in net assets resulting from operations .....................        289,700       2,465,616

Distributions to shareholders from net investment income .......................       (245,229)       (319,185)
Distributions to shareholders from net realized gains from
security transactions (Note 1) .................................................     (1,451,487)     (1,538,614)
Increase in net assets from capital share transactions (Note 4) ................      2,465,165         428,512
                                                                                   ------------    ------------

      Net increase in net assets ...............................................      1,058,149       1,036,329

NET ASSETS:
   Beginning of period .........................................................     18,890,968      17,854,639
                                                                                   ------------    ------------
   End of period (including distributions in excess of net investment
   income of $81,791 and $56,485, 1997 and 1996, respectively) .................   $ 19,949,117    $ 18,890,968
                                                                                   ============    ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington International Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $48,067 have been deferred and are being amortized on a straight-line basis over five years.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

1.  SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1997, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.75% of the Fund's average daily net assets. Total reimbursement was $85,093 for the year ended December 31, 1997, and is set forth in the statement of operations.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $37,887 which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $15,399 and are set forth in the statement of operations.

4. CAPITAL STOCK

Transactions in capital stock were as follows:
                                                                  Year ended                    Year ended
                                                               December 31, 1997             December 31, 1996
                                                            ----------------------       -----------------------
                                                             Shares       Amount          Shares        Amount
                                                            --------    ----------       --------     ----------
Shares sold .............................................    305,117    $3,577,373        317,658     $3,566,613
Shares issued on reinvestment of dividends ..............    149,918     1,506,676        149,131      1,605,600
                                                            --------    ----------       --------     ----------
                                                             455,035     5,084,049        466,789      5,172,213
Shares redeemed .........................................   (218,983)   (2,618,884)      (412,925)    (4,743,701)
                                                            --------    ----------       --------     ----------
Net increase ............................................    236,052    $2,465,165         53,864     $  428,512
                                                            ========    ==========       ========     ==========

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $23,395,126 and $24,802,503 respectively.


At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,908,024 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,903,796.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)


6. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. FORWARD FOREIGN EXCHANGE CONTRACTS

At December 31, 1997, the Fund was committed to sell foreign currencies under the following forward foreign exchange contracts:

                                                              Contract                     Unrealized
                          Settlement         Amount         In Exchange                     Gain at
      Contract               Date       (Local Currency)        For           Value     December, 31 1997
       -------             ---------      -------------      --------       --------    ----------------
New Zealand Dollar ......   4/6/98           636,208         $ 405,805      $ 366,640    $    39,165
Australian Dollar .......   5/4/98           978,167           687,700        639,017         48,683
Canadian Dollar .........   6/1/98         1,085,694           768,089        762,479          5,610
                                                                                         -----------
                                                                                         $    93,458
                                                                                         ===========

8. RESTRICTED SECURITIES

The following security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                     Acquisition                    Average Cost Market  % of Net
      Security                                           Date           Per Share          Value          Assets
     -----------                                      ----------       -----------      ----------      ---------
Industrial and Financial Systems, IFS AB ...........    6/12/97           $ 4.88        $  180,229         0.90%
                                                                                        ==========       =======

Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

9. TAX INFORMATION (UNAUDITED)

Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash:

     $664,584 are designated as 28 percent long-term capital gains. $265,996 are designated as 20 percent long-term capital gains.

LEXINGTON INTERNATIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                     Year ended December 31,
                                                               ------------------------------------------------------------------
                                                                  1997              1996              1995              1994
                                                              -------------     -------------     -------------     -------------
Net asset value, beginning of period .......................  $       10.86     $       10.60     $       10.37     $       10.00
                                                              -------------     -------------     -------------     -------------
Income (loss) from investment operations:
Net investment income (loss) ...............................           0.07             (0.02)            (0.01)            (0.08)
Net realized and unrealized gain
  on investments and foreign
  currency transactions ....................................           0.10              1.45              0.61              0.67
                                                              -------------     -------------     -------------     -------------
Total income from investment operations ....................           0.17              1.43              0.60              0.59
                                                              -------------     -------------     -------------     -------------

Less distributions:
Distributions from net investment income ...................          (0.13)            (0.20)            --                --
Distributions in excess of net investment income
  (temporary book-tax difference) ..........................          --                --                (0.35)            --
Distributions from net realized gains ......................          (0.80)            (0.97)            (0.02)            (0.10)
Distributions in excess of net realized gains
  (temporary book-tax difference) ..........................          --                --                --                (0.12)
                                                              -------------     -------------     -------------     -------------
Total distributions ........................................          (0.93)            (1.17)            (0.37)            (0.22)
                                                              -------------     -------------     -------------     -------------

Net asset value, end of period .............................  $       10.10     $       10.86     $       10.60     $       10.37
                                                              =============     =============     =============     =============
Total return ...............................................           1.61%            13.57%             5.77%             5.87%

Ratio to average net assets:
Expenses, before reimbursement or waivers ..................           2.15%             2.45%             2.46%             2.39%
Expenses, after reimbursement or waivers ...................           1.75%             2.45%             2.46%             2.39%
Net investment income (loss), before reimbursement
  or waivers ...............................................           0.13%            (0.39%)           (0.12%)           (0.94%)
Net investment income (loss) ...............................           0.53%            (0.39%)           (0.12%)           (0.94%)
Portfolio turnover rate ....................................         122.56%           113.55%           137.72%           100.10%
Average commission paid on equity
  security transactions** ..................................  $        0.01     $        0.03               --                --
Net assets, end of period (000's omitted) ..................  $      19,949     $      18,891     $       17,855    $       17,843

** In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington International Fund, Inc.

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington International Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period fromJanuary 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased and sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington International Fund, Inc. as of December 31, 1997, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                              -------------------


FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                              -------------------

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.

                              -------------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                              -------------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                              -------------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                              -------------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.



THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.


For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LEXINGTON
INTERNATIONAL FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

--------------------------------------------------------------------------------
ALL SHAREHOLDER REQUESTS FOR SERVICES OF ANY KIND SHOULD BE SENT TO:

     TRANSFER AGENT
--------------------------------------------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri  64105

     OR CALL TOLL FREE:
     SERVICE AND SALES:  1-800-526-0056
     24 HOUR ACCOUNT INFORMATION:
     1-800-526-0052
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------



This report has been prepared for the information of the shareholders of Lexington International Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                    LEXINGTON

================================================================================
                                    LEXINGTON
                                  INTERNATIONAL
                                   FUND, INC.

--------------------------------------------------------------------------------

                       Seeks long-term growth of capital,
                         primarily through investment in
                           common stocks of companies
                         domiciled in foreign countries.



--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1997


                               The Lexington Group
                                   of No Load
                              Investment Companies

================================================================================